THE FUND IS A SERIES OF PAINEWEBBER RMA MONEY         PAINEWEBBER
FUND, INC. THIS PROSPECTUS CONCISELY SETS             RETIREMENT MONEY FUND
FORTH INFORMATION ABOUT THE FUND A PROSPECTIVE        1285 AVENUE OF THE AMERICAS
INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE         NEW YORK, NEW YORK 10019
RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. A
STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST
29, 1998 (WHICH IS INCORPORATED BY REFERENCE
HEREIN) HAS BEEN FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION ("SEC" OR "COMMISSION"). THE
STATEMENT OF ADDITIONAL INFORMATION CAN BE
OBTAINED WITHOUT CHARGE, AND FURTHER INQUIRIES CAN
BE MADE, BY CONTACTING THE FUND, YOUR PAINEWEBBER
INVESTMENT EXECUTIVE OR PAINEWEBBER'S
CORRESPONDENT FIRMS OR BY CALLING TOLL-FREE
1-800-647-1568. IN ADDITION, THE COMMISSION
MAINTAINS A WEBSITE (HTTP://WWW.SEC.GOV) THAT
CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION,
MATERIAL INCORPORATED BY REFERENCE AND OTHER
INFORMATION REGARDING REGISTRANTS THAT FILE
ELECTRONICALLY WITH THE COMMISSION.
-------------------------------------------           -------------------------------------------

                                                      A PROFESSIONALLY MANAGED MONEY MARKET FUND OFFERED
                                                      TO INDIVIDUAL RETIREMENT ACCOUNTS AND QUALIFIED
                                                      RETIREMENT PLANS SEEKING:
                                                      / / CURRENT INCOME
                                                      / / HIGH LIQUIDITY
                                                      / / CONSERVATION OF CAPITAL
AN INVESTMENT IN THE FUND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF
YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE
TO LOSE MONEY BY INVESTING IN THE FUND.

---------------------------------------               ---------------------------------------
THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION NOR HAS THE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL
OFFENSE.                                                                                 AUGUST 29, 1998


--------------------------------------------------------------------------------

                       PAINEWEBBER RETIREMENT MONEY FUND
                                   HIGHLIGHTS

    See elsewhere in the Prospectus for more information on the topics discussed in these highlights.


The Fund:               PaineWebber Retirement Money Fund ("Fund") is a professionally managed, diversified money market fund offered exclusively to individual retirement accounts and qualified retirement plans. The
                        Fund is a series of a Maryland corporation ("Corporation").
Investment Objective
and Policies:           Current income consistent with liquidity and conservation of capital; invests primarily in high quality money market instruments.
Net Assets:             Over $4.1 billion at July 31, 1998.
Distributor and
Investment Adviser:     PaineWebber Incorporated ("PaineWebber"). See "Management."
Sub-Adviser:            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins").
Purchases:              Shares of common stock are available exclusively through PaineWebber and its correspondent firms. See "Purchases."
Redemptions:            Shares may be redeemed through PaineWebber or its correspondent firms. See "Redemptions."
Yield:                  Based on current money market rates; quoted in the financial section of most newspapers.
Dividends:              Declared daily and paid monthly. See "Dividends and Taxes."
Reinvestment:           All dividends are automatically paid in Fund shares.
Minimum Purchase:       $25 minimum for first purchase; no minimum for subsequent purchases.
Check Writing:          Generally available to plan owners eligible for distributions; $250 minimum per check.
Public Offering Price:  Net asset value, which the Fund seeks to maintain at $1.00 per share.



    WHO SHOULD INVEST. The Fund is designed for investors seeking safety, liquidity and current income. Shares of the Fund are offered to qualified retirement plans, including pension and profit-sharing plans, whether established by corporations, partnerships or self-employed individuals, and individual retirement accounts (all collectively referred to as "Retirement Plans"). The Fund provides a convenient means for Retirement Plans to earn current income at money market rates with minimal risk of fluctuation of principal.



    RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective. While the types of money market instruments in which the Fund invests generally are considered to have low risk of loss of principal or interest, these securities are not completely risk free. In addition, the Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. During periods when interest rates are declining or rising, the Fund's yield will tend to lag behind prevailing short-term interest rates. See "Investment Objective and Policies."

    EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares..................................  None
Sales charge on reinvested dividends.................................  None
Redemption fee or deferred sales charge..............................  None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


Management fees.................................................   0.40%
12b-1 fees......................................................   0.13%
Other expenses..................................................   0.27%
                                                                  -----
Total operating expenses........................................   0.80%
                                                                  -----
                                                                  -----


------------


* See "Management" for additional information. The fees and expenses shown are those actually incurred for the fiscal year ended June 30, 1998, except that the 12b-1 fees are shown at the current contract rate of 0.125% (rounded to 0.13% in the above table).


                       EXAMPLE OF EFFECT OF FUND EXPENSES

    An investor would pay directly or indirectly the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


    ONE YEAR      THREE YEARS      FIVE YEARS     TEN YEARS
    ---------     ------------     ----------     ----------
       $ 8            $ 26            $ 44           $ 99


    This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Fund's projected or actual performance.

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

FINANCIAL HIGHLIGHTS


    The table below provides selected per share data and ratios for one share of the Fund for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below insofar as it relates to each of the five years in the period ended June 30, 1998, have been audited by Ernst & Young LLP, independent auditors. The Annual Report to Shareholders may be obtained without charge by calling 1-800-647-1568. The information appearing below for the fiscal periods ended prior to June 30, 1993 also have been audited by Ernst & Young LLP, whose reports thereon were unqualified.


                                                               FOR THE YEARS ENDED JUNE 30,
                             ------------------------------------------------------------------------------------------------
                                 1998          1997          1996          1995          1994          1993          1992
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net asset value,
  beginning of period......         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net investment income......         0.049         0.048         0.050         0.047         0.028         0.027         0.044
Dividends from net
  investment income........        (0.049)       (0.048)       (0.050)       (0.047)       (0.028)       (0.027)       (0.044)
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of
  period...................         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total investment
  return(1)................          5.03%         4.89%         5.13%         4.83%         2.75%         2.78%         4.40%

Ratios/Supplemental Data:
Net assets, end of
  period (000's)...........    $4,191,018    $3,922,753    $3,500,508    $2,966,199    $2,450,235    $2,280,840    $2,163,935
Expenses to average net
  assets...................          0.78%         0.75%         0.70%         0.78%         0.77%         0.79%         0.79%
Net investment income to
  average net assets.......          4.91%         4.79%         5.01%         4.75%         2.77%         2.76%         4.39%

                                                          FOR THE PERIOD
                                                           JULY 2, 1988
                                                          (COMMENCEMENT
                                                          OF OPERATIONS)
                                 1991          1990      TO JUNE 30, 1989
                             ------------  ------------  ----------------
Net asset value,
  beginning of period......         $1.00         $1.00           $1.00
                             ------------  ------------  ----------------
Net investment income......         0.068         0.079           0.081
Dividends from net
  investment income........        (0.068)       (0.079)         (0.081)
                             ------------  ------------  ----------------
Net asset value, end of
  period...................         $1.00         $1.00           $1.00
                             ------------  ------------  ----------------
                             ------------  ------------  ----------------
Total investment
  return(1)................          6.80%         7.90%           8.10%
Ratios/Supplemental Data:
Net assets, end of
  period (000's)...........    $2,122,973    $1,812,092      $1,340,550
Expenses to average net
  assets...................          0.79%         0.85%           0.91%*
Net investment income to
  average net assets.......          6.69%         7.84%           8.13%*


-----------------

 * Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide current income consistent with liquidity and conservation of capital. The Fund invests in high quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include (1) U.S. government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign companies, governments and similar entities, including variable and floating rate securities and participation interests, and (4) repurchase agreements involving any of the foregoing. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.


    The Fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks having total assets at the time of purchase in excess of $1.5 billion. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less.



    The securities purchased by the Fund consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Corporation's board of directors (sometimes referred to as the "board"), present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). As so defined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating. The Fund also may rely on the short-term rating and credit quality of a guarantee of a security (including bond insurance, letters of credit or unconditional demand features) or the issuer of the guarantee to determine whether the security is eligible for purchase. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Fund may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).



    INVESTMENT CONSIDERATIONS. In managing the Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of the portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.


    U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates ("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the

Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by Fannie Mae, also known as the Federal National Mortgage Association, and Freddie Mac, also known as the Federal Home Loan Mortgage Corporation).



    The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.



    VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the Fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months if the securities are subject to a demand feature exercisable within 13 months or less. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investment in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives the Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.



    Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and may or may not be rated.



    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases obligations from a bank or securities dealer or its affiliates and simultaneously commits to resell the obligations to that counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.



    PURCHASE AND SALE TRANSACTIONS. The Fund may enter into simultaneous purchase and sale transactions. Upon entering into the transaction, the other party agrees to buy from the Fund the same or a security similar to that it is selling, at a mutually agreed upon time and price, thereby determining the yield during the term of the transaction. In purchase and sale transactions, the Fund earns interest on the underlying security during the period it is held by the Fund and may also experience a gain or loss upon the resale of the security. If the other party were to default on its obligation, and the security were sold for a lesser amount, the Fund would realize a loss.


    FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign banks, corporations, governments and similar entities. Such investments may consist of obligations of foreign and domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, there may be less publicly available information about foreign issuers, as these issuers may not be subject to the same regulatory requirements as domestic issuers.


    MONEY MARKET INSTRUMENTS. While the types of money market instruments in which the Fund invests generally are considered to have low risk of loss of principal or interest, they are not completely risk free. An issuer or guarantor may be unable or unwilling to pay interest or repay principal on its obligations for many reasons, including adverse changes in its own financial condition or in economic conditions generally.



    During periods when interest rates are declining or rising, the Fund's yield will tend to lag behind prevailing short-term market rates. This means that in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of Fund shares are likely to be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true. There can be no assurance that the Fund will achieve its investment objective.



    YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to the Fund's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


    LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets taken at market value. Lending securities enables the Fund to earn additional income but could result in a loss or delay in recovering these securities.

    WHEN-ISSUED SECURITIES The Fund may purchase securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.



    OTHER INFORMATION. The Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements involving up to 5% of its net assets. The Fund may invest up to 10% of its total assets in the securities of other money market funds. To the extent the Fund invests in other money market funds, its shareholders incur duplicative fees and expenses, including investment advisory fees.


    The Fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.


    New forms of money market instruments continue to be developed. The Fund may invest in such instruments to the extent consistent with its investment objective.


    The Fund's investment objective may not be changed without the approval of its shareholders. Certain investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

PURCHASES

    GENERAL. Fund shares are offered to Retirement Plans through brokerage accounts established as Retirement Plan Sweep Accounts for such Retirement Plans at PaineWebber or its correspondent firms. The minimum initial investment is $25. Cash balances of $1 or more in a Retirement Plan Sweep Account (including proceeds from securities sold) are invested daily, provided that the Fund account value after any such subsequent purchase is at least $25. The Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    An order to purchase Fund shares will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next determined net asset value per share. A "Business Day" is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company ("Custodian"), and the New York City offices of PaineWebber and PaineWebber's bank are all open for business. "Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the Fund through its Custodian.

    To the extent that amounts transferred by check or wire or from funds held at PaineWebber into a Retirement Plan Sweep Account create a free credit cash balance, that cash balance will be automatically invested in Fund shares, as described above, when federal funds are available for the investment, unless the account holder specifically instructs its PaineWebber Investment Executive or correspondent firm not to purchase Fund shares with such amounts.

    On any Business Day, the Fund will accept purchase orders and credit shares to investors' accounts as follows.

    PURCHASES WITH FUNDS HELD AT PAINEWEBBER. Investors may invest in Fund shares with funds held in their Retirement Plan Sweep Account, including funds from the sale of securities, as described above under "General." Federal funds normally are available for cash balances arising from the sale of securities held in a Retirement Plan Sweep Account on the Business Day following settlement, but in some cases can take longer.

    PURCHASES BY CHECK. Investors may purchase Fund shares by depositing into their Retirement Plan Sweep Account checks drawn on a U.S. bank. The Retirement Plan's brokerage account number should be included on the check.

    As noted above, Fund shares will be purchased when federal funds are available. Federal funds are deemed available to the Fund two Business Days after deposit of a personal check and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks to the extent those checks are converted to federal funds in fewer than two Business Days.

    PURCHASES BY WIRE. Investors may also purchase Fund shares by instructing their banks to transfer federal funds by wire to their Retirement Plan Sweep Account. Wire transfers should be directed to: The Bank of New York, ABA 021000018, PaineWebber Inc., A/C 890-0114-088, OBI=FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and the Retirement Plan brokerage account number. Investors wishing to transfer federal funds into their accounts should contact their PaineWebber Investment Executives or correspondent firms to determine the appropriate wire instructions.

    If PaineWebber receives a notice from an investor's bank of a wire transfer of federal funds for a purchase of Fund shares by 12:00 noon, Eastern time, on a Business Day, the purchase will be executed on that Business Day. All other wire purchase orders will be executed at 12:00 noon, Eastern time, on the next Business Day. PaineWebber and/or an investor's bank may impose a service charge for wire purchases.

    ELIGIBLE PLANS. PaineWebber offers a variety of Retirement Plans, including individual retirement accounts (standard and rollover), savings investment match plans for employees ("SIMPLE IRAs"), simplified employee pension plans, cash or deferred arrangement/simplified employee pension plans, profit sharing plans, 401(k) plans, money purchase plans, defined benefit plans and target benefit plans. Other Retirement Plans also may be held in custody at PaineWebber or its correspondent firms. For further information regarding any of these Retirement Plans, investors should contact their PaineWebber Investment Executives or correspondent firms.

    Although the amount that may be contributed to a Retirement Plan in any one year is subject to certain limitations, assets already held by a Retirement Plan may be invested in the Fund without regard to such limitations.

    Shares of the Fund may not be purchased by any Retirement Plan for which either PaineWebber, Mitchell Hutchins or PW Trust Company is a fiduciary (within the meaning of the Employee Retirement Income Security Act or the Internal Revenue Code) in any capacity other than solely by reason of the sponsorship of a master or prototype plan adopted by such Plan or the provision of nondiscretionary trust services to such Plan. Thus, if PaineWebber, Mitchell Hutchins or PW Trust Company serves as investment manager or renders investment advice to a Retirement Plan, that Plan may not purchase Fund shares.

REDEMPTIONS

    Shareholders may redeem (sell) any number of shares by submitting a redemption request to PaineWebber. Shareholders should contact their PaineWebber Investment Executives or correspondent firms to effect such redemptions. Fund shares will be redeemed at the net asset value per share next determined after receipt by the Fund's transfer agent ("Transfer Agent") of instructions from

PaineWebber to redeem. PaineWebber delivers such instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, Eastern time, on any Business Day. In addition, unless shareholders otherwise notify their PaineWebber Investment Executives or correspondent firms, any securities purchase or other debit in their Retirement Plan Sweep Accounts will be paid for automatically on the settlement date by redeeming Fund shares held in such accounts.

    No adverse tax consequences result from a redemption of Fund shares if the redemption proceeds remain in the Retirement Plan Sweep Account.

    Shareholders with questions about redemption requirements should consult their PaineWebber Investment Executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their Retirement Plan Sweep Accounts for dividends earned on those shares to the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of the Fund's portfolio; however, the Fund anticipates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

    Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account of less than $25 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder with an opportunity to increase the amount invested to $25 or more within 60 days of the notice. This notice may appear on the shareholder's account statement. If a shareholder requests redemption of shares that were purchased recently, the Fund may delay the payment of redemption proceeds until it is assured that it has received good payment for the purchase of the shares. In the case of purchases by check, this can take up to 15 days.

RETIREMENT PLAN DISTRIBUTIONS

    Distributions from a Retirement Plan, except those representing returns of non-deductible contributions thereto, generally are taxable income to the participant. Distributions from a Retirement Plan to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax. Shareholders should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan.

    CHECK REDEMPTIONS. Shareholders eligible for distributions from their Retirement Plan generally may redeem Fund shares by drawing a check, a supply of which may be obtained through PaineWebber, for $250 or more against their Fund accounts. With respect to Retirement Plans that permit participants to direct the investment of their Plan account balances, only those Plan participants who are 59 1/2 years of age or older are eligible for the check redemption service; with respect to other Retirement Plans, the Plan fiduciary having investment responsibility is eligible for the service. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause the Fund to redeem sufficient shares to cover the amount of the check. The shareholder will continue to receive dividends on those shares until the check is presented to the Transfer Agent for payment. The date on which the Transfer Agent processes the check, not the date written on the check, determines the year in which the distribution is reported to the Internal Revenue Service. Shareholders who must take annual distributions by December 31 should allow sufficient time for processing.

    Checks can be made payable to the order of any person in any amount not less than $250; however, these checks may not be used to purchase securities in transactions with PaineWebber. Shareholders will receive copies of their cancelled checks. If a shareholder has insufficient shares to cover a check, the check will be returned to the payee marked "nonsufficient funds." Checks written in amounts less than $250 also will be returned. Shareholders should not attempt, by writing checks, to redeem all assets held in their Retirement Plan Sweep Accounts, transfer such accounts, correct excess contributions to a Retirement Plan or withdraw amounts classified as voluntary contributions to a Retirement Plan. All check redemptions will be reported to the Internal Revenue Service as taxable distributions; therefore, any of these actions could have adverse tax consequences. Charges may be imposed for specially imprinted checks, additional copies of cancelled checks, stop payment orders, checks returned "nonsufficient funds" and checks returned because they are written for less than $250. Charges not paid by the shareholder may be paid by the automatic redemption of an appropriate number of Fund shares. PaineWebber reserves the right to modify or terminate the check redemption service at any time or to impose a service charge in connection with it.

    Shareholders who are interested in the check redemption service should contact their PaineWebber Investment Executives or correspondent firms.


    SYSTEMATIC WITHDRAWAL PLAN. Shareholders eligible for distributions from their Retirement Plan may have PaineWebber redeem a portion of their Fund shares monthly, quarterly or semi-annually under the Fund's systematic withdrawal plan ("SWP"). Minimum monthly, quarterly and semiannual withdrawal amounts are $100, $300 and $600, respectively. The SWP is not available to shareholders who have elected to have income taxes withheld from their Retirement Plan distributions. The proceeds of redemptions under the SWP will be mailed directly to the shareholder or deposited into a non-Retirement Plan account held at PaineWebber. A shareholder's participation in the SWP will be suspended if the shareholder's Fund balance is below the minimum withdrawal amount designated by the shareholder (for example, monthly withdrawals will be suspended for a shareholder whose Fund balance is below $100). With respect to Retirement Plans that permit participants to direct the investment of their Retirement Plan account balances, only those participants who are 59 1/2 years of age or older are eligible to participate in the SWP; with respect to other Retirement Plans, the Retirement Plan fiduciary having investment responsibility is eligible for the SWP. Shareholders who are interested in the SWP should contact their PaineWebber Investment Executives or correspondent firms for more information and an application. PaineWebber reserves the right to modify or terminate the SWP at any time or to impose a service charge in connection with it.


VALUATION OF SHARES

    The Fund uses its best efforts to maintain its net asset value at $1.00 per share. Net asset value per share is determined by dividing the value of the securities plus any cash or other assets held by the Fund less all its liabilities by the number of Fund shares outstanding. The Fund's net asset value is computed once each Business Day at 12:00 noon, Eastern time.

    The Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board.

DIVIDENDS AND TAXES

    DIVIDENDS. Each Business Day, the Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day they are purchased; dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares do not earn dividends on the day they are redeemed. Net investment income includes accrued interest and earned discount (including both original issue and market discounts), less amortization of premium and accrued expenses.

    The Fund distributes any net short-term capital gain annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Fund does not expect to realize net long-term capital gain and thus does not anticipate payment of any long-term capital gain distributions.


    TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) that it distributes to its shareholders.



    Dividends received by a Retirement Plan ordinarily will not be subject to taxation until the participant withdraws the proceeds from the Retirement Plan. Generally, withdrawals from a Retirement Plan will be taxable as ordinary income; and withdrawals made prior to the time the participant reaches age
59 1/2 or becomes permanently disabled will be subject to an additional tax equal to 10% of the amount distributed (unless they are used to pay certain higher education expenses and certain acquisition costs of first time home buyers). If the distributions from a Retirement Plan (other than a governmental or church plan) for any taxable year following the year in which the participant reaches age 70 1/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed. Moreover, certain contributions to a Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax.


    The Fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

    The board, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. PaineWebber, the Fund's investment adviser and administrator, provides a continuous investment program for the Fund and supervises all aspects of its operations. As sub-adviser to the Fund, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Fund.


    PaineWebber receives a monthly fee for these services, and for the fiscal year ended June 30, 1998, the Fund's effective advisory and administration fee paid to PaineWebber was equal to 0.40% of the Fund's average daily net assets. PaineWebber (not the Fund) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services, at an annual rate of 20% of the fee received by PaineWebber from the Fund for advisory and administrative services.



    The Fund also incurs other expenses. For the fiscal year ended June 30, 1998, the Fund's ratio of expenses as a percentage of average net assets was 0.78%. The Fund's expense ratio may be higher than those of other PaineWebber money market funds due in part to the relatively small size of the accounts in the Fund.


    In accordance with procedures adopted by the board, the Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.



    PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At July 31, 1998, PaineWebber or Mitchell Hutchins was investment adviser of 32 registered investment companies with 69 separate portfolios and aggregate assets in excess of $40.5 billion.



    DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of Fund shares. Under a plan of distribution ("Plan"), the Fund is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. The Fund currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.125% of its average daily net assets. Any increase in this annual rate requires prior approval by the board.



    Under the Plan, PaineWebber uses the 12b-1 service fee to pay PaineWebber Investment Executives and correspondent firms for shareholder servicing, currently at the annual rate of 0.02% of the Fund's average daily net assets held in accounts serviced by such Investment Executives and correspondent firms. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Investment Executive is based, such as rent, communications equipment, employee salaries and other overhead costs.


    During the period they are in effect, the Plan and a related distribution contract ("Distribution Contract") obligate the Fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed its 12b-1 service fee, the Fund will not be obliged to pay more than the fee and, if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. The Fund will pay the 12b-1 service fee to PaineWebber until either the Plan or the Distribution Contract is terminated or not renewed. In that event, PaineWebber's 12b-1 service expenses in excess of 12b-1 service fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the Fund.

PERFORMANCE INFORMATION

    From time to time the Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund is the income on an investment in the Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations on July 2, 1988, or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).


    The performance of shareholder accounts with small balances will differ from the quoted performance because daily income for each shareholder account is rounded to the nearest whole penny. Accordingly, very small shareholder accounts (approximately $37 or less at current interest rates) that generate less than 1/2 cent per day of income will earn no dividends.


GENERAL INFORMATION


    The Corporation's name is "PaineWebber RMA Money Fund, Inc." The Corporation was incorporated in Maryland on July 2, 1982 and is registered with the SEC as an open-end management investment company. The Corporation has an authorized capitalization of 60 billion shares of $0.001 par value common stock; 20 billion of these shares are designated as shares of the Fund, and the remaining shares are classified as shares of the two other series of the Corporation. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result, the holders of more than 50% of the shares of the Corporation may elect all of its directors.


    The Corporation does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares. Each share of the Fund has equal voting, dividend and liquidation rights. The shares of each series of the Corporation will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940 or under Maryland law.

    CERTIFICATES. To avoid additional operating expenses and for investor convenience, share certificates are not issued. Ownership of Fund shares is recorded on a stock register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

    REPORTS. Shareholders receive audited annual and unaudited semiannual financial statements of the Fund. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly. To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of each annual and semiannual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call 201-902-8312 to ask that copies of those materials be sent personally to that shareholder.


    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the Fund's assets. PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

      TABLE  OF  CONTENTS


      Highlights ....................................................... 2



      Financial Highlights ............................................. 4



      Investment Objective and Policies ................................ 5



      Purchases ........................................................ 8



      Redemptions ...................................................... 9



      Retirement Plan Distributions ................................... 10



      Valuation of Shares ............................................. 11



      Dividends and Taxes ............................................. 11



      Management ...................................................... 12



      Performance Information ......................................... 13



      General Information ............................................. 14


      ------------------------------------------------------------------


      INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.


                                     [LOGO]


                        -C-1998 PaineWebber Incorporated


         [LOGO]

      Prospectus

      ---------------------------------

          RETIREMENT
            MONEY
            FUND


      AUGUST 29, 1998

                       PAINEWEBBER RETIREMENT MONEY FUND
                          1285 Avenue of the Americas
                            New York, New York 10019
                      STATEMENT OF ADDITIONAL INFORMATION


    PaineWebber Retirement Money Fund ("Fund") is a diversified series of Paine Webber RMA Money Fund, Inc. ("Corporation"), a professionally managed money market fund. The Fund seeks to provide investors with current income consistent with liquidity and conservation of capital. The Fund's investment adviser, administrator and distributor is PaineWebber Incorporated ("PaineWebber"); its sub-adviser and sub-administrator is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated August 29, 1998. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated August 29, 1998.


                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

    YIELDS AND RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the Fund invests (such as U.S. government securities, commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


    Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced. If a security in the Fund's portfolio ceases to be a "First Tier" security, as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"), or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins, and in certain cases the Corporation's board of directors ("board"), will consider whether the Fund should continue to hold the obligation. A First Tier security is a security that is either (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. A First Tier security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO may continue to be considered a First Tier security.



    VARIABLE AND FLOATING RATE DEMAND INSTRUMENTS. The Fund may invest in variable and floating rate securities with demand features. A demand feature gives the Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, the Fund intends to exercise demand features
(1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The Fund may also exercise a demand feature if Mitchell Hutchins deems it prudent to do so. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.



    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. If their value becomes less than the repurchase price, plus any agreed upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.



    PURCHASE AND SALE TRANSACTIONS. The counterparty in a simultaneous purchase and sale transaction with the Fund agrees to buy from the Fund the same or a similar security at a mutually agreed-upon time and price. The difference between the purchase cost and sale proceeds (which includes the accrued interest on the security) determines the yield during the term of the transaction. The Fund does not have the right to require the counterparty to provide additional collateral if the market value of the securities purchased by the Fund falls below the price at which the securities are to be sold to the counterparty. In addition, in purchase and sale transactions, full legal title to the securities sold to the Fund is transferred to the Fund. If the counterparty defaults, the Fund's return on the transaction is determined by the difference between the market value of the security bought by the Fund and the amount paid by the Fund, plus related accrued interest. The Fund would have rights against a defaulting counterparty for breach of contract with respect to any losses that result from those market fluctuations.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."


    ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, simultaneous purchase and sale contracts with terms in excess of seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board. To the extent the Fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.



    Restricted securities are not registered under the Securities Act of 1933 ("1993 Act") and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.



    However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.



    Institutional markets for restricted securities have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.


    The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Fund and reports periodically on such decisions to the board.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts."


    SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.


    LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in its interest.



    Pursuant to procedures adopted by the board governing the Fund's securities lending program, PaineWebber has been retained to serve as lending agent for the Fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.



INVESTMENT LIMITATIONS OF THE FUND


    FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The Fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

           The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.


           The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.


        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


           The following interpretation applies to, but is not a part of, this fundamental restriction: The Fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.


        (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by the board without shareholder approval.

    The Fund will not:

        (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

            DIRECTORS AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

    The directors and executive officers of the Corporation, their ages, business addresses and principal occupations during the past five years are:


                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------

Margo N. Alexander**; 51   Director and President  Mrs. Alexander is president, chief executive officer and a director of
                                                   Mitchell Hutchins (since January 1995)
                                                   and an executive vice president and
                                                   director of PaineWebber (since March
                                                   1984). Mrs. Alexander is president and a
                                                   director or trustee of 32 investment

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Richard Q. Armstrong; 63   Director                Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                 of RQA Enterprises (management
One Old Church Road                                consulting firm) (since April 1991 and
Unit #6                                            principal occupation since March 1995).
Greenwich, CT 06830                                Mr. Armstrong was chairman of the board,
                                                   chief executive officer and co-owner of
                                                   Adirondack Beverages (producer and
                                                   distributor of soft drinks and
                                                   sparkling/still waters) (October
                                                   1993-March 1995). He was a partner of
                                                   The New England Consulting Group
                                                   (management consulting firm) (December
                                                   1992-September 1993). He was managing
                                                   director of LVMH U.S. Corporation (U.S.
                                                   subsidiary of the French luxury goods
                                                   conglomerate, Louis Vuitton Moet
                                                   Hennessey Corporation) (1987-1991) and
                                                   chairman of its wine and spirits
                                                   subsidiary, Schieffelin & Somerset
                                                   Company (1987-1991). Mr. Armstrong is a
                                                   director or trustee of 31 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

E. Garrett Bewkes, Jr.**;  Director and Chairman   Mr. Bewkes is a director of Paine Webber
71                         of the Board of         Group Inc. ("PW Group") (holding company
                           Directors               of PaineWebber and Mitchell Hutchins).
                                                   Prior to December 1995, he was a
                                                   consultant to PW Group. Prior to 1988,
                                                   he was chairman of the board, president
                                                   and chief executive officer of American
                                                   Bakeries Company. Mr. Bewkes is a
                                                   director of Interstate Bakeries
                                                   Corporation. Mr. Bewkes is a director or
                                                   trustee of 32 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Richard R. Burt; 51        Director                Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Avenue,                          Inc. (international investments and
N.W.                                               consulting firm) (since March 1994) and
Washington, D.C. 20004                             a partner of McKinsey & Company
                                                   (management consulting firm) (since
                                                   1991). He is also a director of Archer-
                                                   Daniels-Midland Co. (agricultural
                                                   commodities), Hollinger International
                                                   Co. (publishing), Homestake Mining
                                                   Corp., Powerhouse Technologies Inc. and
                                                   Wierton Steel Corp. He was the chief
                                                   negotiator in the Strategic Arms
                                                   Reduction Talks with the

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
                                                   former Soviet Union (1989-1991) and the
                                                   U.S. Ambassador to the Federal Republic
                                                   of Germany (1985-1989). Mr. Burt is a
                                                   director or trustee of 31 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Mary C. Farrell**; 48      Director                Ms. Farrell is a managing director,
                                                   senior investment strategist, and member
                                                   of the Investment Policy Committee of
                                                   PaineWebber. Ms. Farrell joined
                                                   PaineWebber in 1982. She is a member of
                                                   the Financial Women's Association and
                                                   Women's Economic Roundtable and appears
                                                   as a regular panelist on Wall $treet
                                                   Week with Louis Rukeyser. She also
                                                   serves on the Board of Overseers of New
                                                   York University's Stern School of
                                                   Business. Ms. Farrell is a director or
                                                   trustee of 31 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Meyer Feldberg; 56         Director                Mr. Feldberg is Dean and Professor of
Columbia University                                Management of the Graduate School of
101 Uris Hall                                      Business, Columbia University. Prior to
New York, New York 10027                           1989, he was president of the Illinois
                                                   Institute of Technology. Dean Feldberg
                                                   is also a director of Primedia Inc.,
                                                   Federated Department Stores, Inc. and
                                                   Revlon, Inc. Dean Feldberg is a director
                                                   or trustee of 33 investment companies
                                                   for which Mitchell Hutchins, PaineWebber
                                                   or their affiliate serves as investment
                                                   adviser.

George W. Gowen; 68        Director                Mr. Gowen is a partner in the law firm
666 Third Avenue                                   of Dunnington, Bartholow & Miller. Prior
New York, New York 10017                           to May 1994, he was a partner in the law
                                                   firm of Fryer, Ross & Gowen. Mr. Gowen
                                                   is a director or trustee of 31
                                                   investment companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

Frederic V. Malek; 61      Director                Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue,                          Partners (merchant bank). From January
N.W.                                               1992 to November 1992, he was campaign
Suite 350                                          manager of Bush-Quayle '92. From 1990 to
Washington, D.C. 20004                             1992, he was vice chairman and, from
                                                   1989 to 1990, he was president of
                                                   Northwest Airlines Inc., NWA Inc.
                                                   (holding company of Northwest Airlines
                                                   Inc.) and Wings Holdings Inc.

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
                                                   (holding company of NWA Inc.). Prior to
                                                   1989, he was employed by the Marriott
                                                   Corporation (hotels, restaurants,
                                                   airline catering and contract feeding),
                                                   where he most recently was an executive
                                                   vice president and president of Marriott
                                                   Hotels and Resorts. Mr. Malek is also a
                                                   director of American Management Systems,
                                                   Inc. (management consulting and computer
                                                   related services), Automatic Data
                                                   Processing, Inc., CB Commercial Group,
                                                   Inc. (real estate services), Choice
                                                   Hotels International (hotel and hotel
                                                   franchising), FPL Group, Inc. (electric
                                                   services), Manor Care, Inc. (health
                                                   care) and Northwest Airlines Inc. Mr.
                                                   Malek is a director or trustee of 31
                                                   investment companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

Carl W. Schafer; 62        Director                Mr. Schafer is president of the Atlantic
66 Witherspoon Street                              Foundation (charitable foundation
#1100                                              supporting mainly oceanographic
Princeton, NJ 08542                                exploration and research). He is a
                                                   director of Base Ten Systems, Inc.
                                                   (software) Roadway Express, Inc.
                                                   (trucking), The Guardian Group of Mutual
                                                   Funds, the Harding, Loevner Funds, Evans
                                                   Systems, Inc. (motor fuels, convenience
                                                   store and diversified company),
                                                   Electronic Clearing House, Inc.
                                                   (financial transactions processing),
                                                   Frontier Oil Corporation and
                                                   Nutraceutix, Inc. (biotechnology
                                                   company). Prior to January 1993, he was
                                                   chairman of the Investment Advisory
                                                   Committee of the Howard Hughes Medical
                                                   Institute. Mr. Schafer is a director or
                                                   trustee of 31 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Kimberly Brown; 31         Vice President          Ms. Brown is a vice president and a
                                                   portfolio manager of Mitchell Hutchins.
                                                   She has been a portfolio manager since
                                                   March 1995 and has been with Mitchell
                                                   Hutchins since December 1992. Ms. Brown
                                                   is vice president of one investment
                                                   company for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
John J. Lee; 30            Vice President and      Mr. Lee is a vice president and a
                           Assistant Treasurer     manager of the mutual fund finance
                                                   department of Mitchell Hutchins. Prior
                                                   to September 1997, he was an audit
                                                   manager in the financial services
                                                   practice of Ernst & Young LLP. Mr. Lee
                                                   is a vice president and assistant
                                                   treasurer of 32 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Dennis McCauley; 51        Vice President          Mr. McCauley is a managing director and
                                                   chief investment officer--fixed income
                                                   of Mitchell Hutchins. Prior to December
                                                   1994, he was director of fixed income
                                                   investments of IBM Corporation. Mr.
                                                   McCauley is a vice president of 22
                                                   investment companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

Ann E. Moran; 41           Vice President and      Ms. Moran is a vice president and a
                           Assistant Treasurer     manager of the mutual fund finance
                                                   department of Mitchell Hutchins. Ms.
                                                   Moran is a vice president and assistant
                                                   treasurer of 32 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

Dianne E. O'Donnell; 46    Vice President and      Ms. O'Donnell is a senior vice president
                           Secretary               and deputy general counsel of Mitchell
                                                   Hutchins. Ms. O'Donnell is a vice
                                                   president and secretary of 31 investment
                                                   companies and vice president and
                                                   assistant secretary of one investment
                                                   company for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Emil Polito; 37            Vice President          Mr. Polito is a senior vice president
                                                   and director of operations and control
                                                   for Mitchell Hutchins. From March 1991
                                                   to September 1993 he was director of the
                                                   mutual funds sales support and service
                                                   center for Mitchell Hutchins and
                                                   PaineWebber. Mr. Polito is vice
                                                   president of 32 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

                                  POSITION                   BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     WITH THE CORPORATION             OTHER DIRECTORSHIPS
-------------------------  ----------------------  ----------------------------------------
Susan Ryan; 38             Vice President          Ms. Ryan is a senior vice president and
                                                   a portfolio manager of Mitchell Hutchins
                                                   and has been with Mitchell Hutchins
                                                   since 1982. Ms. Ryan is a vice president
                                                   of five investment companies for which
                                                   Mitchell Hutchins or PaineWebber serves
                                                   as investment adviser.

Victoria E. Schonfeld; 47  Vice President          Ms. Schonfeld is a managing director and
                                                   general counsel of Mitchell Hutchins.
                                                   Prior to May 1994, she was a partner in
                                                   the law firm of Arnold & Porter. Ms.
                                                   Schonfeld is a vice president of 31
                                                   investment companies and vice president
                                                   and secretary of one investment company
                                                   for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Paul H. Schubert; 35       Vice President and      Mr. Schubert is a senior vice president
                           Treasurer               and the director of the mutual fund
                                                   finance department of Mitchell Hutchins.
                                                   From August 1992 to August 1994, he was
                                                   a vice president of BlackRock Financial
                                                   Management, L.P. Mr. Schubert is a vice
                                                   president and treasurer of 32 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Barney A. Taglialatela;    Vice President and      Mr. Taglialatela is a vice president and
37                         Assistant Treasurer     a manager of the mutual fund finance
                                                   department of Mitchell Hutchins. Prior
                                                   to February 1995, he was a manager of
                                                   the mutual fund finance division of
                                                   Kidder Peabody Asset Management, Inc.
                                                   Mr. Taglialatela is a vice president and
                                                   assistant treasurer of 32 investment
                                                   companies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.

Keith A. Weller; 37        Vice President and      Mr. Weller is a first vice president and
                           Assistant Secretary     associate general counsel of Mitchell
                                                   Hutchins. Prior to May 1995, he was an
                                                   attorney in private practice. Mr. Weller
                                                   is a vice president and assistant
                                                   secretary of 31 investment companies for
                                                   which Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.


------------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Corporation as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

    The Corporation pays directors who are not "interested persons" of the Corporation $1,000 annually for each series of the Corporation and $150 per series for each separate board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). The Corporation presently has three series and thus pays each director $3,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All directors are reimbursed for any expenses incurred in attending meetings. Directors and officers of the Corporation own in the aggregate less than 1% of the Fund's shares. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Corporation and the Fund, the Corporation requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Corporation for acting as a director or officer.


    The table below includes certain information relating to the compensation of the Corporation's current directors who held office with the Corporation or with other PaineWebber funds during the Corporation's last fiscal year.

                              COMPENSATION TABLE+


                                                                                                      TOTAL
                                                                                  AGGREGATE       COMPENSATION
                                                                                COMPENSATION        FROM THE
                                                                                  FROM THE     CORPORATION AND THE
                           NAME OF PERSON, POSITION                             CORPORATION*     FUND COMPLEX**
------------------------------------------------------------------------------  -------------  -------------------
Richard Q. Armstrong, Director................................................    $   6,150        $    94,885
Richard R. Burt, Director.....................................................        5,700             87,085
Meyer Feldberg, Director......................................................        6,150            117,853
George W. Gowen, Director.....................................................        7,389            101,567
Frederic V. Malek, Director...................................................        6,150             95,845
Carl W. Schafer, Director.....................................................        6,150             94,885


------------

 + Only independent members of the board of directors are compensated by the Fund and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.


 * Represents fees paid to each director during the fiscal year ended June 30, 1998.



** Represents total compensation paid to each director during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.


                        PRINCIPAL HOLDERS OF SECURITIES


    The Fund's records as of July 31, 1998, did not indicate that any shareholder owned more than 5% of the Fund's shares. The Corporation is not aware of any shareholder who is the beneficial owner of 5% or more of the Fund's shares.

       INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the Fund's investment adviser and administrator pursuant to a contract with the Corporation dated March 23, 1989 ("Advisory Contract"). Under the Advisory Contract, the Fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

                                                                                         ANNUAL
     AVERAGE DAILY NET ASSETS                                                             RATE
-------------------------------------------------------------------------------------  -----------
Up to $1 billion.....................................................................        0.50%
In excess of $1 billion up to $1.5 billion...........................................        0.44%
Over $1.5 billion....................................................................        0.36%


    For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996, the Fund paid (or accrued) to PaineWebber fees totaling $16,593,019, $15,211,682 and $14,023,396, respectively, under the Advisory Contract.



    During the fiscal year ended June 30, 1998, the Fund did not pay fees to PaineWebber for its services as lending agent because the Fund did not engage in any securities lending activities. Prior to August 1, 1997, PaineWebber provided certain services to the Fund not otherwise provided by its transfer agent. Pursuant to an agreement between PaineWebber and the Fund relating to these services, during the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996, the Fund paid (or accrued) to PaineWebber $251,757, $2,692,218 and $2,559,302, respectively. This agreement was reviewed annually by the board. Effective August 1, 1997, PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC Inc. and is compensated for those services by PFPC Inc., not the Fund.



    Under a contract with PaineWebber dated March 23, 1989 ("Mitchell Hutchins Contract"), Mitchell Hutchins serves as the Fund's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contract, PaineWebber (not the
Fund) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 20% of the fee paid by the Fund to PaineWebber under the Advisory Contract. For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996, PaineWebber paid (or accrued) to Mitchell Hutchins fees of $3,318,604, $3,042,336 and $2,804,67, respectively.


    Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of the Corporation not readily identifiable as belonging to the Fund or to the Corporation's other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by PaineWebber; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of Fund shares under federal and state securities laws and maintaining such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or PaineWebber;
(6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the

Corporation or the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) 50% of the cost of printing and mailing PaineWebber monthly statements; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the directors and officers; and
(18) costs of mailing, stationery and communications equipment.

    Under the Advisory and Mitchell Hutchins Contracts (collectively, "Contracts"), PaineWebber and Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The Contracts are terminable with respect to the Fund at any time without penalty by vote of the board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The Advisory Contract is also terminable without penalty by PaineWebber on 60 days' written notice to the Corporation, and the Mitchell Hutchins Contract is terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and the Mitchell Hutchins Contract also automatically terminates upon the assignment of the Advisory Contract.


    The following table shows the approximate net assets as of July 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                                                      NET
     INVESTMENT CATEGORY                                            ASSETS
-----------------------------------------------------------------  ---------
                                                                    ($ MIL)
Domestic (excluding Money Market)................................    7,867.8
Global...........................................................    3,938.0
Equity/Balanced..................................................    6,516.6
Fixed Income (excluding Money Market)............................    5,289.2
    Taxable Fixed Income.........................................    3,709.5
    Tax-Free Fixed Income........................................    1,579.7
Money Market Funds...............................................   28,787.4


    Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance, and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

    DISTRIBUTION ARRANGEMENTS. PaineWebber acts as the distributor of Fund shares under a distribution contract with the Corporation dated July 7, 1993 ("Distribution Contract"), which requires PaineWebber to use its best efforts, consistent with its other business, to sell shares of the Fund. Shares of the Fund are offered continuously. Payments by the Fund to compensate PaineWebber for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Distribution Contract and made in accordance with a plan of distribution adopted by the Corporation in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan").

    Among other things, the Plan provides that (1) PaineWebber will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Corporation shall be committed to the discretion of the directors who are not "interested persons" of the Corporation.


    The Plan authorizes the Fund to pay PaineWebber a service fee, computed daily and paid monthly, at an annual rate of up to 0.15% of its average daily net assets. The Fund currently pays service fees to PaineWebber at the annual rate of 0.125% of average net assets, and any increase from the 0.125% annual rate would require prior approval of the board.



    During the fiscal year ended June 30, 1998, the Fund paid or accrued to PaineWebber service fees of $4,006,886. For the same period, PaineWebber estimates that it incurred expenses of $2,324,331, in servicing Fund shareholders. PaineWebber estimates that these expenses were incurred as follows: (a) allocated costs related to shareholder servicing--$283,000; and (b) service fees to investment executives--$2,041,331.


    "Allocated costs" include various internal costs allocated by PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various PaineWebber departments and areas of operations.


    In approving the continuance of the Plan, the board considered all features of the distribution system for the Fund, including (a) PaineWebber's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the Fund held in shareholder accounts serviced by Investment Executives and correspondent firms was attractive to such Investment Executives and correspondent firms and would result in greater growth of the Fund than might otherwise be the case, (b) the extent to which Fund shareholders might benefit from economies of scale resulting from growth in the Fund's assets and shareholder account size and the potential for continued growth, (c) the services provided to the Fund and its shareholders by PaineWebber pursuant to the Distribution Contract, (d) PaineWebber's expenses and costs under the Plan as described above and (e) the fact that the expense to the Fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

    The board also considered the benefits that would accrue to PaineWebber under the Plan in that PaineWebber would receive service and advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan is successful and the Fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

    The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    The Mitchell Hutchins Contract authorizes Mitchell Hutchins (with the approval of the Corporation's board) to select brokers and dealers to execute purchases and sales of the Fund's portfolio securities. The Contract directs Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. Information and research services received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Mitchell Hutchins Contract. During its past three fiscal years, the Fund has not paid any brokerage commissions; therefore, it has not allocated any brokerage transactions for research, analysis, advice and similar services.

    Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

    Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.


    As of June 30, 1998, the Fund owned commercial paper and other short-term obligations issued by the following persons who are regular broker-dealers for the Fund: Bear Stearns Companies Incorporated--$180,011,395; Goldman Sachs Group LP--$14,800,050; Merrill Lynch & Company Incorporated-- $26,073,004; Morgan Stanley, Dean Witter & Company--$124,889,994; Lehman Brothers Holdings Incorporated--$191,913,118 and Credit Suisse First Boston--$19,831,639.


                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS

    The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although the Fund attempts to maintain a constant net asset value of $1.00 per share.

                              VALUATION OF SHARES

    The Fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices, PaineWebber's New York City offices and the New York offices of PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

    The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under the Rule relating to the Fund's investments, some of which are discussed in the Prospectus and this Statement of Additional Information. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the Fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that Mitchell Hutchins determines (pursuant to delegated authority from the board) present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.


                                     TAXES



    To continue to qualify for treatment as a regulated investment company under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders).


                              CALCULATION OF YIELD

    The Fund computes its yield and effective yield quotations using standardized methods required by the SEC. The Fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)to the power of 365/7] - 1

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.


    The Fund's yield and effective yield for the seven-day period ended June 30, 1998, were 4.87% and 4.98%, respectively.


    OTHER INFORMATION. The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the Fund will fluctuate. In Performance Advertisements, the Fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC/Donoghue's Money Market Fund Report ("Donoghue"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

    The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends had been paid in cash.

    The Fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquotes-Registered Trademark- Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

                               OTHER INFORMATION

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors.

                              FINANCIAL STATEMENTS


    The Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and the report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS


                                                  Page
Investment Policies and Restrictions.....           1
Directors and Officers; Principal Holders
  of Securities..........................           6
Investment Advisory, Administration and
  Distribution Arrangements..............          13
Portfolio Transactions...................          16
Additional Information Regarding
  Redemptions............................          17
Valuation of Shares......................          17
Taxes....................................          18
Calculation of Yield.....................          18
Other Information........................          20
Financial Statements.....................          20



-C-1998 PaineWebber Incorporated


                                                                    PAINEWEBBER

                                                           RETIREMENT MONEY FUND

                                                   -----------------------------

                                             Statement of Additional Information
                                                                 August 29, 1998


                                            ------------------------------------